UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 16, 2005
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                           Netsmart Technologies, Inc.
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             (Exact name of registrant as specified in its charter)

  Delaware                        0-21177                        13-3680154
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(State or other                 (Commission                    (IRS Employer
 jurisdiction of                File Number)                   Identification
 incorporation)                                                    Number)

3500 Sunrise Highway, Suite D-122, Great River, New York           11739
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 (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number including area code:            (631) 968-2000
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                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17
   CFR 230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     Subsequent to the distribution of our 2005 Proxy Statement, we received feedback from Institutional Shareholder Services regarding our 2001 Long-Term Incentive Plan, as Amended (the "Plan"). As a result, effective June 16, 2005, the Board of Directors approved a modification to the Plan to: 1) eliminate the provision that enables the Compensation Committee to buyout stock options outstanding under the Plan for a payment in cash, shares of company common stock, deferred stock or restricted stock; 2) eliminate the provison that enables the Compensation Committee to issue substitute stock options for previously granted stock options; and 3) amend the provision that allows the Compensation Committee to amend the terms of any outstanding stock option or other award to clarify that the Compensation Committee shall not be permitted to reprice any outstanding stock options. The foregoing amendments to the Plan are subject to approval from the company's shareholders at the 2005 Annual Meeting.

     A copy of the modified plan is filed as an exhibit hereto.

     In addition, on June 16, 2005, we entered into an amendment to the employment contract dated April 4, 2004 between us and each of Mr. Conway, our Chairman of the Board and Chief Executive Officer, and Mr. Grisanti, our Chief Financial Officer. Pursuant to such amendments, Mr. Conway's salary was increased to $350,000 and Mr. Grisanti's salary was increased to $195,000.

     A copy of each amendment is filed as an exhibit hereto.

Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

10.1 2001 Long-Term Incentive Plan, as amended

10.2 Amendment No. 1 to Employment Agreement dated June 16, 2005, between the Registrant and James L. Conway

10.3 Amendment No. 1 to Employment Agreement dated June 16, 2005 between the Registrant and Anthony F. Grisanti

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           Netsmart Technologies, Inc.



                           By: /s/James L. Conway
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                               James L. Conway
                               Chairman of the Board and Chief Executive Officer


Date:  June 16, 2005










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